OIL AND NATURAL GAS SALES (Tables)	12 Months Ended
Dec. 31, 2017
OIL AND NATURAL GAS SALES
Tabular disclosure of revenue from oil and natural gas sales during the period

($ thousands)	2017	2016	2015
Oil and natural gas sales	$1,141,770	$882,126	$1,052,382
Royalties(1)	(221,077)	(159,394)	(167,990)
Oil and natural gas sales, net of royalties	$920,693	$722,732	$884,392

(1)Royalties above do not include production taxes which are reported separately on the Consolidated Statements of Income/(Loss).